UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2008

INDEX OIL AND GAS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51430	20-0815369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10000 Memorial Drive, Suite 440
Houston, Texas 77024
(Address of principal executive offices)

(Registrant's telephone number, including area code) (713) 683-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On July 24, 2008, Index Oil and Gas Inc. (the “registrant”) issued a press release announcing an update on its current operations and its acquisition strategy.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Press Release of Index Oil and Gas Inc. dated July 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Index Oil and Gas Inc.

Dated: July 24, 2008	By:	/s/ Lyndon West
Name: Lyndon West
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Index Oil and Gas Inc. dated July 24, 2008.

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